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                             VISX, INCORPORATED
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                                NEWS RELEASE

                        VISX OPPOSES ICAHN NOMINEES

         SANTA CLARA, Calif. - March 27, 2001 - VISX, Incorporated (NYSE:EYE) today announced that it strongly opposes the efforts of Carl Icahn and his affiliates to elect Icahn's slate of directors at VISX's May 4, 2001 Annual Meeting. The Icahn group recently filed preliminary proxy materials with the Securities and Exchange Commission.

         Elizabeth H. Davila, Chief Executive Officer of VISX, stated, "The Icahn proposal contains nothing new for VISX stockholders. Our Board of Directors has not only considered, but has also acted on, the measures the Icahn group says it would consider. Our experienced management team is committed to enhancing stockholder value through execution of our business plan, continuation of a significant stock repurchase program and willingness to review strategic transactions that recognize the value of VISX.

         "In addition, we believe that the depth of experience and strategic vision of the Company's Board of Directors and management team is essential to the Company's success and makes us best suited to lead VISX into the future," Ms. Davila added.

         The foregoing statements regarding execution of the Company's business plan, continuation of a stock repurchase program and review of strategic transactions are forward-looking statements within the meaning of the Private Securities Litigation Report Act of 1995. Such statements are based on management's current expectations and actual results could differ. Additional factors affecting the Company's business are contained in the Company's most recent filings with the Securities and Exchange Commission, including VISX's Annual Report and Form 10-K for the year ended December 31, 2000.

         VISX is the worldwide leader in the development of refractive laser technology. VISX systems are commercially available in the United States and markets worldwide.



CONTACT:  VISX, INCORPORATED         Joele Frank, Wilkinson Brimmer Katcher
          Lola Wood,  877/463-6847               Joele Frank / Matt Sherman
          ir@visx.com 212/355-4449
          http://www.visx.com